UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 13, 2015

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02    Results of Operations and Financial Condition.

On October 13, 2015, VOXX International Corporation (the "Company") issued a press release announcing its earnings for the three months ended August 31, 2015. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01        Other Events.

On October 14, 2015, the Company held a conference call to discuss its financial results for the three months ended August 31, 2015. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 13, 2015, relating to VOXX International Corporation's earnings release for the three and six months ended August 31, 2015 (filed herewith).

99.2	Transcript of conference call held on October 14, 2015 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: October 15, 2015
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer